1 Sprague Resources LP Quarterly Investor Update August 9, 2017 Exhibit 99.1

2 Safe Harbor Quarterly Investor Update: This presentation contains unaudited quarterly results which should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Forward-Looking Statements: Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or “continue,” and similar references to future periods. However, the absence of these words does not mean that a statement is not forward looking. Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements. Forward-looking statements are neither facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Although Sprague believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and involve risks that may affect our business prospects and performance causing actual results to differ from those discussed in the foregoing release. Therefore, you should not rely on these forward looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, by way of example, and are not limited to, increased competition or changes in the marketplace for our products or services; changes in supply or demand for our products or services; security and cyber- risks; adverse weather conditions or economic conditions; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor issues; the legislative or regulatory environment; unexpected terminal construction/repair or delays; nonperformance by major customers or suppliers; our ability to successfully complete our organic growth and acquisition projects and realize anticipated benefits; and, political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sprague’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2017, and in our subsequent Form 10-Q, Form 8-K and other documents filed with or furnished to the SEC and also available in the “Investor Relations” section of our website www.spragueenergy.com. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: In this presentation, and in statements we make in connection with this presentation, we refer to certain historical and forward looking financial measures not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP measures include adjusted gross margin, EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio, permanent leverage ratio, and liquidity. For more information on the non-GAAP measures used in this presentation, including definitions and reconciliations with comparable GAAP financial measures, please refer to the Non-GAAP Measures in the Appendix at the end of this presentation.

3 Sprague Overview Sprague was founded in 1870 and has grown to become one of the largest suppliers of energy and materials handling services to commercial and industrial customers in the northeast United States and Quebec Sprague’s business is diverse and unique in the MLP space – • Control 22 terminals with 14.8 million barrels of refined product storage, annually marketing 1.4 billion gallons(1) • Market natural gas in 13 states, supplying 62 Bcf of gas annually (1) • Handle 2.5 million short tons and 348 million gallons annually of third-party bulk and liquid materials across our docks in 13 terminals (1) Sprague seeks to deliver increasing distributions to investors by growing distributable cash flow per unit through four primary business strategies: • Making accretive terminal and marketing/distribution business acquisitions • Achieving organic growth in existing business segments • Limiting exposure to commodity price volatility and credit risk • Maintaining operational excellence with safe, cost-effective operations and environmental stewardship (1) As of June 30, 2017 on TTM basis

4 Key Considerations Outstanding operating performance has resulted in 1.3x distribution coverage(1) Strong balance sheet, permanent leverage(1) of 2.7x Year over year quarterly distribution growth of 11% Supply teams are experts in unique Northeast logistical challenges Product and service innovations have generated incremental margins Long history of safe, cost-effective operations and environmental stewardship Materials Handling business is 100% fee-based, with typically multi-year contracts More than 50% of Refined Product sales are made under contract with customers Opportunity to enhance Natural Gas contract base margins by optimization activities Strong track record of successful acquisitions Recent acquisitions offer opportunity to leverage legacy skills and investments Executing on organic growth projects at compelling effective multiples Terminaling, Logistics and Marketing Expertise Contract-Based Income with Upside Potential Financial Strength Visible Growth Prospects (1) As of June 30, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

Sprague's History of Growth






Sprague





Fueling America's Growth

1870 to 1950

- Founded in Boston in 1870 by CH Sprague
- Major coal supplier into the Northeast US, helping to fuel America's industrial revolution
- Fleet of steamship vessels allowed worldwide coal procurement and distribution network
- Coal supplier to US Fleet in WWI and WWII

Evolving to Meet New Fuel Needs

1950 to 1985

- Transitioned product offering to residual fuel oils, modifying coal terminals to handle new liquids
- Maintained reputation as leading industrial energy supplier through multi-source Btu product offering
- Sprague family sold business to Royal Dutch Shell in 1970
- Axel Johnson Inc. purchased Sprague in 1972
- Expanded into distillate fuels and serving wholesale segment

Expanding the Product Offering

1985 to 2000

- Offered customers access to gasoline
- Entered natural gas marketing business, once again serving industrial account base with new Btu source
- Leveraged refined product terminals for new materials handling business in coal, gypsum, and road salt
- Expanded materials handling business to include liquids such as asphalt

New Geographies and Capabilities

2000 to 2010

- Acquired leading transportation fuels supplier in NYC metro area and expanded into delivered fuels business
- Invested in capabilities to offer material handling services in paper/forest products industry
- First supplier to offer biodiesel products in the Northeast
- Additional natural gas acquisitions propelled down-market expansion to smaller commercial customers
- Purchase of Kildair terminal on St. Lawrence river terminal expands footprint into Canada

Investing to Drive Growth

2010 to Present

- Refined products growth powered by expanded third-party terminal presence and investments in Real-Time® pricing platform
- Initial Public Offering in late 2013
- Geographical footprint expands with key terminal purchases in NYC, Western MA and Providence, RI
- Natural gas acquisitions allow Sprague to serve smaller volume commercial accounts across a wider footprint

5

6 Sprague Acquisition History 2013 2014 2015 2016 2017 Since the 2013 IPO, Sprague has invested nearly $400 million(1) in acquisition growth. Our capacity for acquisitions remains strong, as we pursue opportunities to strengthen and expand our footprint. Refined Products Natural Gas Materials Handling Metromedia Energy $22.0 mm Hess Commercial $0 Kildair (dropdown) $175 mm (1) Note: Amounts shown exclude consideration paid for working capital. Santa Buckley $17.5 mm Global NG $17.3 mm L.E. Belcher $20 mm Carbo $68.8 mm Capital $22 mm Bronx, NY Castle Oil $56mm

7 Refined Products Business Exploration / Production Refining Transportation Storage Commercial / Industrial Example Customers • Jobbers/Distributors • Municipalities • Manufacturers • Industrial Users • Transit Authorities • Property Managers Wholesale Activities Sprague purchases, transports, stores and markets distillates, unbranded gasoline, residual fuel oil and asphalt to wholesalers, resellers and commercial customers. Of our total volume sold in 2016, distillate sales accounted for 73%, gasoline accounted for 13% and residual fuel oil and asphalt accounted for approximately 14%.

8 Natural Gas Business • Power Generation • Manufacturing • Retail • Education • Government • Commercial Real Estate • Health Care Exploration / Production Processing Transportation Storage Local Distribution (Utility) Example Customers • Schedules delivery on major pipelines • Delivers gas to utilities and/or customers directly • Bills customers for supply • Provides value-added products and services Activities Sprague sells natural gas and related delivery services to industrial, commercial, institutional and government customers.

9 Materials Handling Business Offload Wood Pulp Offload Windmill Components Store Asphalt Rail, Truck, Ship Store Newsprint Source New England, Canada Source South America, Europe, Asia, Canada Customers Domestic Paper Mills Transport Ship Transport Export to Final Destination Load Crude Oil Load Gypsum Transport Activity Examples INBOUND OUTBOUND Sprague utilizes its waterfront terminal network to offload, store and prepare for delivery a wide variety of liquid, bulk and break bulk materials on long-term, predominantly fee-based contracts.

10 Heating Oil 43% Diesel Fuel 28% Residual Fuel and Asphalt 14% Gasoline 13% Other Distil lates 2% Adjusted Gross Margin(1) for Year Ended 2016: $259 million Refined Products Volume by Product Segment: 2016 Materials Handled by Category: 2016 Refined Products 55% Natural Gas 24% Materials Handling 18% Earnings Diversity Other 3% Liquid Bulk: - Crude oil - Refined products - Asphalt - Clay slurry Dry Bulk: - Salt - Petroleum coke - Gypsum - Coal Break Bulk: - Wood pulp - Paper Heavy Lift: - Windmill components - Generators (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

11 Terminal Network (1) As of June 30, 2017 (2) Does not include ~1.9 million barrels of storage capacity (49 storage tanks) currently out of service and not necessary for current operations Storage and Marketing Metrics (1) Storage Tanks 225 Tank Capacity (2) 14.8 million barrels ~ TTM Volume 33 million barrels (3)

Refined Products Advantages



Asset Network

- One of the largest independent wholesale distributors of refined products in the Northeast US and Canada
- Access to marine, rail and truck supply sources
- Multiple storage tanks and automated truck loading equipment, blending and fuel additive injection systems capable of producing specialized fuel and asphalt
- Long history of safe, cost-effective operations and environmental stewardship

Marketing Strength

- Logistics and supply expertise keep terminals supplied in the most adverse conditions, earning reputation for reliability
- Diverse product mix of heating oil, diesel fuel, unbranded gasoline, residual fuel oil, asphalt, kerosene, jet fuel and biofuels
- Broad customer portfolio of wholesalers, distributors, federal and state agencies, municipalities, regional transit authorities, industrial companies, real estate managers, educational institutions and marine fuel consumers
- Sprague Real-Time® pricing platform generating high percentage of contracted customer sales
- Customized fuel management services including onsite bulk fuel supply construction and fleet card payment capabilities
- Convenient access to customer service personnel, sales representatives and online account information

Sprague's large and strategically located physical system supports a marketing business model built on supply and logistics expertise, coupled with product and service innovations, which we believe generates superior returns on the asset base over time as compared to a traditional throughput model

Refined Products Adjusted Unit Margin[(1)] ($/gallon)


$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.08
$0.06
$0.08
$0.09
$0.10
$0.10
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016

Representative "Throughput Model" Margin [(2)]

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

12

13 L.E. Belcher asset purchase completed February 1, 2017 • Expands Sprague’s Northeast footprint • Secures a significant wholesale and commercial presence in Western, MA • Adds 283,000 barrels of pipeline supplied storage, the largest distillate position in the I-91 corridor • Purchase price of $20 million, expected to generate $3 to $4 million of adjusted EBITDA(1) and be accretive to unitholders Capital Terminal purchase completed February 10, 2017 • Secures access to a strategic terminal location in East Providence previously leased by Sprague • Adds 1 million barrels of deep water storage • Total investment of $11 million converts 500,000 barrels of storage to gasoline and enables optimization of distillate storage at our existing Providence terminal • Expands gasoline throughput and Materials Handling business, increasing ratable cash flow • Purchase price of $22 million, expected to add $6 million to adjusted EBITDA(1) and be accretive to unitholders Carbo Terminals asset purchase completed April 18, 2017 • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Adds 174,000 barrels of pipeline and barge supplied storage • Purchase price of $68.8 million, expected to generate approximately $8 to $10 million of adjusted EBITDA(1) annually (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations Refined Products – Acquisition Growth

14 Terms • On 2/1/2017, Sprague completed the purchase of the Springfield, MA refined product terminal assets and associated wholesale/commercial fuels businesses of L.E. Belcher, Inc. • Purchase price of $20 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview • Two distillate terminals and one distillate storage facility in Springfield, MA with 283,000 barrels of combined capacity • Largest distillate storage capacity in key I-91 corridor market • Pipeline supplied terminals from New Haven harbor, offering opportunity to leverage Sprague’s logistics expertise • Wholesale and commercial businesses will extend and strengthen Sprague brand in core Northeast market through proprietary distillate marketing opportunities • Assets and associated businesses expected to generate approximately $3 to $4 million in adjusted EBITDA(1) annually L.E. Belcher Terminal - Refined Products (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

15 L.E. Belcher Extends Sprague Inland (3) L.E. Belcher Assets • 283,000 barrels of distillate storage in Springfield, MA • Strongest distillate terminal position in western MA market • Supplied via pipeline from deep water New Haven, CT • Wholesale/Commercial fuels business deepens Sprague presence in core New England market

16 Capital Terminal - Refined Products / Materials Handling Terms • On 2/10/2017, Sprague completed the purchase of the East Providence, RI refined product terminal asset of Capital Terminal Company • Purchase price of $22 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview and growth capital investments • East Providence, RI terminal – 1 million barrels of deep water distillate storage • $8 million investment will convert 500,000 barrels of East Providence storage to gasoline and ethanol service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier • Ratable fee for service contract with minimum guarantees • $3 million Providence terminal investment to optimize distillate storage and expand materials handling capabilities • Transaction and associated expansion capital investments expected to generate $6 million in adjusted EBITDA(1) annually as minimum handling volumes increase over the first five years (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

17 Sprague’s Enhanced Asset Base in Providence Providence • 500,000 barrels of storage • Proprietary distillate marketing • Liquid bulk materials handling services • $3 million expansion capex investment planned for 2017 • Investment optimizes distillate storage in Providence market and allows expanded materials handling service at terminal East Providence • 1 million barrels of storage capacity • $8 million expansion capex investment planned for 2017 • Upgrading half of storage capacity to gasoline and ethanol storage service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier

18 Carbo Terminals Refined Products Transaction Terms • On 4/18/2017, Sprague completed the purchase of the Lawrence and Inwood, NY refined product terminal assets and associated refined products marketing business of Carbo Industries, Inc. and Carbo Realty, LLC (collectively “Carbo”) • Total consideration of approximately $68.8(2) million, plus inventory and other customary items, comprised of approximately $30 million in SRLP units, $10 million in cash paid at closing, and the balance in cash, paid ratably over ten years • Accretive to unitholders Assets overview • The two terminals have a combined gasoline and distillate capacity of 174,000 barrels • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Creates an opportunity to secure gasoline exchange agreements, expanding our product slate in other key markets • Combined annual throughput expected to be the largest in Sprague’s terminal network • Pipeline and barge supplied terminals allowing Sprague to leverage existing supply and logistics capabilities • Business expected to generate approximately $8 to $10 million of adjusted EBITDA1 annually (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

19 Sprague Expands Network in key New York Market Inwood, NY •26,000 Barrels of Distillate Storage •Fast access and low wait times •Preferred location for heating oil retailers •Supplied via Buckeye Pipeline Lawrence, NY •148,000 Barrels of Gasoline and Distillate storage •Multiple throughput agreements with branded gasoline majors and unbranded gasoline marketers •Additive injection capabilities to serve gasoline customers and offer premium distillate motor fuels •Supplied via Buckeye Pipeline, barge, or truck •Home to Sprague’s trucking operations for the past eight years

Natural Gas Advantages



Marketing Strength

- Sizeable market presence of approximately 17,000 commercial and industrial service locations throughout the Northeast and Mid-Atlantic states
- Diverse portfolio of industrial customers in the pulp and paper, chemical, pharmaceutical and metal sectors. Commercial customer examples include hospitals, universities, municipalities, government agencies, apartment buildings and retail stores of varying size
- Wide range of pricing options available to meet various customer budget and payment needs, unlike utility providers
- Convenient access to customer service personnel, sales representatives and online account information
- Dual-fuel capabilities (gas or oil) during periods of price arbitrage or supply dislocations
- Electricity brokerage platform rounds out the customer offering to include liquid fuel, natural gas and power supply

Supply and Scheduling Expertise

- All gas supply and scheduling to customer is coordinated by Sprague employees with deep local market knowledge
- Portfolio of supply contracts, pipeline transportation capacity leases, storage leases and other physical delivery services over various terms on all major pipeline systems into Sprague's footprint provide guaranteed supply for customers
- Supply portfolio flexibility and diversity offers arbitrage opportunities for margin expansion above base contract levels

Sprague believes a marketing model built on supply and logistics expertise, coupled with product and service innovations, generate superior returns on the asset base over time as compared to wholesale supply services

Natural Gas Adjusted Unit Margin[1] ($/MMBtu)



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.45
$0.54
$0.78
$1.02
$0.90
$1.01
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
Representative Wholesale Supply Services Margin (2)

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our "Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

20

21 Natural Gas Service Area Sprague transportation rights: (1) As of June 30, 2017 Supply and Marketing Metrics (1) Pipelines 18 States/Utilities 13/42 ~ TTM MMBtus 62,457,000 ~ Customer Locations 17,000

22 Natural Gas – Acquisition Growth Terms • On 2/1/2017, Sprague completed the purchase of the natural gas marketing and electricity brokering business assets of subsidiaries of Global Partners LP (NYSE: GLP) • $17.3 million(2) total cash purchase price, funded with cash on hand and credit facility borrowings Assets overview • Global’s natural gas and electricity businesses consist of supply agreements to approximately 4,000 commercial, industrial, municipal and institutional customer locations across six states (NY, NJ, MA, RI, NH, ME) within Sprague’s current footprint • Acquired portfolio of customer supply contracts represents approximately 8 Bcf of annual natural gas demand • Electricity brokerage contracts represent nearly 1 billion kWh of annual demand • Deepens Sprague’s penetration of core market footprint and customer base • Leverages Sprague’s gas supply and scheduling expertise, offering more opportunities for improved economics through optimization • Expected annual adjusted EBITDA(1) run rate of $3 million • Purchase financed through existing acquisition facility liquidity (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

23 Sprague’s Strengthened Natural Gas Footprint Key transaction considerations • Purchase continues to build scale for Sprague’s natural gas and electricity business in existing New England footprint • Transaction leverages Sprague’s existing marketing, supply and back office investments • Opportunity to sell liquid fuels to customers with dual-fuel capabilities Acquired portfolio statistics • 4,000 natural gas and electricity customer locations • 8 Bcf of annual gas demand • 1 billion kWh of annual electricity brokerage • New York, New Jersey, Massachusetts, Rhode Island, New Hampshire, Maine

24 Materials Handling Advantages Sprague’s materials handling business has historically produced steady fee-based cash flows backed by long term contracts, leveraging existing refined products terminals and workforce Materials Handling Adjusted Gross Margin (1) ($ in millions) • Network of waterfront terminals from New York to New England and Quebec, offering customers unparalleled import/export access to the densely populated Northeast corridor, Great Lakes and St. Lawrence Seaway • Liquid storage capacity for crude oil, refined products, asphalt and other industrial liquids. Outdoor laydown space (pad storage) for bulk aggregates and large construction project cargo. Indoor warehouse capacity for break bulk materials • Intermodal access to terminals by ocean vessels, rail and truck. Crude handling capability via direct access to CN railroad Premier Asset Locations(2) Leveraged Workforce and Capabilities • Ten terminals capable of handling both liquid petroleum products in service to the refined products business as well as providing third-party materials handling services • Diverse set of services offered including ship handling, crane operations, pile building, warehousing, scaling and potential transportation to the final customer • Long history of safe, cost-effective operations and environmental stewardship $28.4 $32.3 $28.4 $37.8 $45.6 $45.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 2012 2013 2014 2015 2016 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Refer to Terminal Network slide for additional details (3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the “IPO”), relates to Sprague Operating Resources LLC our “Predecessor” and the successor to Sprague Energy Corp, which is also referred to as our “Predecessor”

Terminal Example - Searsport, Maine

Sprague



Available for Development
Storage for Sprague or Third-Party Use
Third Party Tanks
Road Salt Pads
Clay Slurry
Coal / Petcoke
Third Party Tanks
Food Grade Warehouses
Rail connection to CP, CMQ and Pan Am
Rail Transfer Pad
Blades
Liquid Finger Dock
Nacelles
Dry Bulk Dock
Hopper

Summary Specifications

Tank Shell Capacity	17 Tanks 1,140,700 Bbls
Dry Bulk Storage	90,000 ft² Covered 857,000 ft² Bulk Pad
Total Acreage	157 Acres

Unloading Blades

25

26 Organic Growth – Asset Optimization Strategy Sprague is generating attractive multiples through organic growth initiatives that capture incremental returns from existing assets, increase ratable cash flow, and are backed by multi-year contracts with take or pay minimums: River Road Terminal • $800,000 expansion capital project to upgrade dock capabilities and expand service offering • $5.5 million expansion capital project to convert distillate tanks to asphalt storage • Completed Q2 2017 Providence Terminal Expansion • Terminal optimization opportunity created by the acquisition of the Capital Terminal in East Providence • $3.8 million expansion capital project to convert distillate tanks to asphalt storage • Completion targeted for Q3 2017 East Providence Terminal Expansion • $8.1 million expansion capital project converting excess distillate storage to support gasoline throughput • Completion targeted for Q4 2017

27 $0.36 $0.41 $0.46 $0.51 $0.56 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Sprague Resources LP (SRLP) Overview Distribution Per Unit Investment Highlights as of August 9, 2017(1) Ticker SRLP Exchange NYSE SRLP Price Per Unit $26.50 Total Units Outstanding 22.5 million Market Capitalization $597 million 2Q 2017 Distribution Per Unit $0.6075 Annualized Distribution Per Unit $2.43 Yield 9.2% • Adjusted EBITDA guidance range of $115 to $130 million (3) • DCF Maintenance capex $14 to $17 million; Cash interest expense $25 to $29 million • Expansion capex range of $19 to $22 million • Operating expense range of $69 to $74 million • SG&A expense range of $90 to $95 million • Expect to grow distributions by 1.5 cents/unit per quarter through 2019 Full Year 2017 Guidance as of August 9, 2017(2) $ / Unit $0.4275 $0.4425 $0.4575 $0.4725 $0.4875 $0.5025 $0.4125 $0.5175 (1) Source: MarketView, Sprague (2) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (Assumes no future acquisitions, normal weather and market conditions) (3) Sprague does not provide guidance on expected net income (loss) (the GAAP financial measure most directly comparable to adjusted EBITDA) due to the inherent difficulty and impracticality of forecasting certain amounts required by GAAP such as unrealized gains and losses on derivative hedges $0.5325 $0.5475 $0.5625 $0.5775 $0.5925 $0.6075

28 Financial Strengths Outstanding operating performance has resulted in 1.3x distribution coverage(1) Year over year quarterly distribution growth of 11% Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 Permanent leverage ratio(1) of 2.7x, at the low end of the 2.5x to 3.5x target range Excess cash flows used to pay down debt and naturally de-lever balance sheet Supportive credit facility with ample liquidity available to fund meaningful growth Ability to finance near term acquisition and capex growth without an equity raise Accretive organic capex projects typically funded with internal operating cash flows Business success not dependent on energy price levels Product slate continues to evolve to meet customer’s energy requirements Lower commodity prices decrease W/C requirements and interest expense Low Leverage Strong Coverage Business Model Room to Fund Growth Organically (1) As of June 30, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

29 $29.9 $40.1 $74.9 $89.7 $79.1 $37.2 1.3X $0 $20 $40 $60 $80 $100 2012 (3) 2013 (3) 2014 2015 2016 YTD Q2 2017Minimum Distribution Excess Cash $139.4 $189.0 $245.0 $276.0 $259.3 $131.1 $0 $50 $100 $150 $200 $250 $300 2012 (3) 2013 (3) 2014 2015 2016 YTD Q2 2017 Refined Products Natural Gas Materials Handling Other $49.8 $76.2 $105.3 $110.4 $109.0 $51.6 $0 $20 $40 $60 $80 $100 $120 2012 (3) 2013 (3) 2014 2015 2016 YTD Q2 2017 Financial Performance Adjusted EBITDA(1) Q2 2017 Highlights Adjusted Gross Margin(1) Distributable Cash Flow and Coverage Ratio(1)(2) ($ millions) ($ millions) ($ millions) 0.9x 1.2x 2.1x 2.1x 1.6x (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) The presented period 2012 is pro forma per page 56 in Sprague’s S-1 Prospectus. 2013 is a pro forma calculation as presented in Sprague’s March 13, 2015 earnings press release. (3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the “IPO”), relates to Sprague Operating Resources LLC our “Predecessor” and the successor to Sprague Energy Corp, which is also referred to as our “Predecessor” • Strong performance has resulted in 1.3x distribution coverage (1) on TTM basis • Thirteen consecutive quarters of distribution growth • Year over year quarterly distribution growth of 11% • Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 • Permanent leverage ratio (1) of 2.7x, at the low end of the 2.5x to 3.5x target range

30 Sprague Condensed Consolidated Balance Sheet (In thousands) (1) 6/30/17 12/31/16 Assets Current assets: Cash and cash equivalents $ 3,648 $ 2,682 Accounts receivable, net 119,348 221,954 Inventories 159,100 318,899 Fair value of derivative assets 67,401 66,858 Other current assets 25,599 43,316 Total current assets 375,096 653,709 Property, plant, and equipment, net 297,061 251,101 Intangibles and other assets, net 110,844 37,114 Goodwill, net 85,655 70,550 Total assets $ 868,656 $ 1,012,474 6/30/17 12/31/16 Liabilities and unitholders’ equity Current liabilities: Accounts payable and accrued liabilities $ 92,655 $ 183,850 Fair value of derivative liabilities 52,976 95,339 Due to General Partner and affiliate 8,670 14,218 Current portion of working capital facilities 19,144 153,603 Current portion of other obligations 6,462 4,190 Total current liabilities 179,907 451,199 Working capital facilities – less current portion 130,977 156,733 Acquisition facility 307,900 245,400 Other liabilities 62,962 33,704 Total liabilities 681,746 887,037 Unitholders’ equity 186,910 125,437 Total liabilities and unitholders’ equity $ 868,856 $ 1,012,474 (1) A full consolidated balance sheet can be found in Sprague’s Annual Report Form 10-K filed with the SEC on March 10, 2017 and Form 10-Q filed on August 9, 2017 and other subsequent filings with the SEC available in the “Investor Relations” section of our website www.spragueenergy.com

31 $0 $200 $400 $600 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Acquisition Line Working Capital Facility $555 (in millions) Debt Liquidity (1) Acquisition Facility $308 $242 Credit Facility, Liquidity and Permanent Leverage (in millions) Debt Liquidity (1) Working Capital Facility $150 $108 Total Facility Size - $1.6 billion (Committed 4 years, expiring April 2021) Debt and Liquidity(1) as of June 30, 2017 T otal Deb t Permanent Leverage Ratio(1) $527 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations $428 2.7x $564 $544 • $1.05 billion Working Capital facilities (includes $100 million multicurrency Working Capital facility) • $550 million Acquisition facility • Accordions: • Combined Working Capital facilities - $270 million • Acquisition facility - $200 million • Maximum size, subject to certain conditions, is $2.2 billion (including optional contango facility of $125 million) • Significant capacity and liquidity to finance our ongoing business requirements and growth • JPMorgan Chase is Administrative Agent (syndicate of 20 diverse lenders) $458

32 Appendix

33 Summary Unaudited Financial Data

34 Volume, Net Sales and Adjusted Gross Margin

35 Reconciliation of Non-GAAP Measures

36

37

38

39

40

41

42

43

44